Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THREE MONTHS ENDED OCTOBER 30, 2016 AND NOVEMBER 1, 2015
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	October 30,	November 1,	% Over	October 30,	November 1,
	2016	2015	(Under)	2016	2015

Net sales	$75,343	76,956	(2.1)%	100.0%	100.0%
Cost of sales	58,442	61,223	(4.5)%	77.6%	79.6%
Gross profit	16,901	15,733	7.4%	22.4%	20.4%

Selling, general and
administrative expenses	9,602	9,433	1.8%	12.7%	12.3%
Income from operations	7,299	6,300	15.9%	9.7%	8.2%

Interest income	(15)	(69)	(78.3)%	(0.0)%	(0.1)%
Other expense	155	225	(31.1)%	0.2%	0.3%
Income before income taxes	7,159	6,144	16.5%	9.5%	8.0%

Income taxes*	2,684	2,373	13.1%	37.5%	38.6%
Net income	$4,475	3,771	18.7%	5.9%	4.9%

Net income per share-basic	$0.36	$0.31	16.1%
Net income per share-diluted	$0.36	$0.30	20.0%
Average shares outstanding-basic	12,308	12,343	(0.3)%
Average shares outstanding-diluted	12,507	12,484	0.2%

PRESENTATION OF ADJUSTED NET INCOME, ADJUSTED INCOME TAXES AND EARNINGS PER SHARE (1)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	October 30,	November 1,	% Over	October 30,	November 1,
	2016	2015	(Under)	2016	2015

Income before income taxes (see above)	$7,159	6,144	16.5%	9.5%	8.0%

Adjusted Income taxes (2)*	1,274	965	32.0%	17.8%	15.7%
Adjusted net income	5,885	5,179	13.6%	7.8%	6.7%

Adjusted net income per share-basic	$0.48	$0.42	14.3%
Adjusted net income per share-diluted	$0.47	$0.41	14.6%
Average shares outstanding-basic	12,308	12,343	(0.3)%
Average shares outstanding-diluted	12,507	12,484	0.2%

(1) Culp, Inc. currently does not incur cash income tax expense in the US due to its $18.0 million in net operating loss carryforwards as of May 1, 2016. Therefore, adjusted net income is calculated using only income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

(2) Represents estimated income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THE SIX MONTHS ENDED OCTOBER 30, 2016 AND NOVEMBER 1, 2015
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	SIX MONTHS ENDED

	Amounts			Percent of Sales
	October 30,	November 1,	% Over	October 30,	November 1,
	2016	2015	(Under)	2016	2015

Net sales	$156,026	157,141	(0.7)%	100.0%	100.0%
Cost of sales	120,705	125,206	(3.6)%	77.4%	79.7%
Gross profit	35,321	31,935	10.6%	22.6%	20.3%

Selling, general and
administrative expenses	19,348	18,175	6.5%	12.4%	11.6%
Income from operations	15,973	13,760	16.1%	10.2%	8.8%

Interest income	(40)	(112)	(64.3)%	(0.0)%	(0.1)%
Other expense	307	320	(4.1)%	0.2%	0.2%
Income before income taxes	15,706	13,552	15.9%	10.1%	8.6%

Income taxes*	5,917	5,081	16.5%	37.7%	37.5%
Net income	$9,789	8,471	15.6%	6.3%	5.4%

Net income per share-basic	$0.80	$0.69	15.9%
Net income per share-diluted	$0.78	$0.68	14.7%
Average shares outstanding-basic	12,297	12,310	(0.1)%
Average shares outstanding-diluted	12,495	12,481	0.1%

PRESENTATION OF ADJUSTED NET INCOME, ADJUSTED INCOME TAXES AND EARNINGS PER SHARE (1)

	SIX MONTHS ENDED

	Amounts			Percent of Sales
	October 30,	November 1,	% Over	October 30,	November 1,
	2016	2015	(Under)	2016	2015

Income before income taxes (see above)	$15,706	13,552	15.9%	10.1%	8.6%

Adjusted Income taxes (2)*	2,796	2,128	31.4%	17.8%	15.7%
Adjusted net income	12,910	11,424	13.0%	8.3%	7.3%

Adjusted net income per share-basic	$1.05	$0.93	12.9%
Adjusted net income per share-diluted	$1.03	$0.92	12.0%
Average shares outstanding-basic	12,297	12,310	(0.1)%
Average shares outstanding-diluted	12,495	12,481	0.1%

(1) Culp, Inc. currently does not incur cash income tax expense in the US due to its $18.0 million in net operating loss carryforwards as of May 1, 2016. Therefore, adjusted net income is calculated using only income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

(2) Represents estimated income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
OCTOBER 30, 2016, NOVEMBER 1, 2015, AND MAY 1, 2016
Unaudited
(Amounts in Thousands)

	Amounts		Increase
	October 30,	November 1,	(Decrease)		* May 1,
	2016	2015	Dollars	Percent	2016

Current assets
Cash and cash equivalents	$13,910	31,176	(17,266)	(55.4)%	37,787
Short-term investments	2,430	6,320	(3,890)	(61.6)%	4,359
Accounts receivable	19,039	23,314	(4,275)	(18.3)%	23,481
Inventories	45,954	46,479	(525)	(1.1)%	46,531
Income taxes receivable	-	75	(75)	(100.0)%	155
Other current assets	1,675	2,614	(939)	(35.9)%	2,477
Total current assets	83,008	109,978	(26,970)	(24.5)%	114,790

Property, plant & equipment, net	45,537	38,319	7,218	18.8%	39,973
Goodwill	11,462	11,462	-	0.0%	11,462
Deferred income taxes	581	3,415	(2,834)	(83.0)%	2,319
Long-term Investments - Held-To-Maturity	31,050	-	31,050	100.0%	-
Long-term Investments - Rabbi Trust	4,994	3,279	1,715	52.3%	4,025
Other assets	2,495	2,494	1	0.0%	2,573

Total assets	$179,127	168,947	10,180	6.0%	175,142

Current liabilities
Accounts payable - trade	$20,183	25,221	(5,038)	(20.0)%	23,994
Accounts payable - capital expenditures	3,000	1,269	1,731	136.4%	224
Accrued expenses	8,878	9,895	(1,017)	(10.3)%	11,922
Income taxes payable - current	513	305	208	68.2%	180
Total current liabilities	32,574	36,690	(4,116)	(11.2)%	36,320

Income taxes payable - long-term	3,734	3,655	79	2.2%	3,841
Deferred income taxes	1,699	1,206	493	40.9%	1,483
Deferred compensation	5,171	4,421	750	17.0%	4,686

Total liabilities	43,178	45,972	(2,794)	(6.1)%	46,330

Shareholders' equity	135,949	122,975	12,974	10.6%	128,812

Total liabilities and
shareholders' equity	$179,127	168,947	10,180	6.0%	175,142

Shares outstanding	12,312	12,350	(38)	(0.3)%	12,265

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED OCTOBER 30, 2016 AND NOVEMBER 1, 2015
Unaudited
(Amounts in Thousands)

	SIX MONTHS ENDED

	Amounts
	October 30,	November 1,
	2016	2015

Cash flows from operating activities:
Net income	$9,789	8,471
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	3,511	3,184
Amortization of other assets	80	86
Stock-based compensation	1,657	1,339
Deferred income taxes	2,121	2,816
Realized loss on sale of short-term investments	12	56
Loss (gain) on sale of equipment	9	(60)
Excess tax benefits related to stock-based compensation	(167)	(838)
Foreign currency exchange gains	(53)	(13)
Changes in assets and liabilities:
Accounts receivable	4,142	4,892
Inventories	219	(4,135)
Other current assets	751	(302)
Other assets	-	8
Accounts payable	(3,274)	(2,921)
Accrued expenses and deferrred compensation	(2,749)	(1,547)
Income taxes	554	168
Net cash provided by operating activities	16,602	11,204

Cash flows from investing activities:
Capital expenditures	(6,308)	(5,255)
Proceeds from the sale of equipment	-	225
Proceeds from the sale of short-term investments	2,000	3,612
Purchase of short-term investments	(23)	(46)
Purchase of long-term investments (Held-To-Maturity)	(31,050)	-
Purchase of long-term investments (Rabbi Trust)	(929)	(864)
Net cash used in investing activities	(36,310)	(2,328)

Cash flows from financing activities:
Proceeds from line of credit	7,000	-
Payments on line of credit	(7,000)	-
Payments on long-term debt	-	(2,200)
Excess tax benefits related to stock-based compensation	167	838
Dividends paid	(4,307)	(6,417)
Payments on debt issuance costs	(2)	(43)
Proceeds from common stock issued	11	126
Net cash used in financing activities	(4,131)	(7,696)

Effect of exchange rate changes on cash and cash equivalents	(38)	271

(Decrease) increase in cash and cash equivalents	(23,877)	1,451

Cash and cash equivalents at beginning of period	37,787	29,725

Cash and cash equivalents at end of period	$13,910	31,176

Free Cash Flow (1)	$9,494	6,419

(1) Free Cash Flow reconciliation is as follows:
		FY 2017	FY 2016
A)	Net cash provided by operating activities	$16,602	11,204
B)	Minus: Capital Expenditures	(6,308)	(5,255)
C)	Add: Proceeds from the sale of equipment	-	225
D)	Add: Excess tax benefits related to stock-based compensation	167	838
E)	Minus: Purchase of long-term investments (Rabbi Trust)	(929)	(864)
F)	Effects of exchange rate changes on cash and cash equivalents	(38)	271
		$9,494	6,419

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED OCTOBER 30, 2016 AND NOVEMBER 1, 2015
(Unaudited)

(Amounts in thousands)

	THREE MONTHS ENDED

	Amounts			Percent of Total Sales
	October 30,	November 1,	% Over	October 30,	November 1,
Net Sales by Segment	2016	2015	(Under)	2016	2015

Mattress Fabrics	$45,527	45,436	0.2%	60.4%	59.0%
Upholstery Fabrics	29,816	31,520	(5.4)%	39.6%	41.0%

Net Sales	$75,343	76,956	(2.1)%	100.0%	100.0%

Gross Profit by Segment				Gross Profit Margin

Mattress Fabrics	$10,756	9,456	13.7%	23.6%	20.8%
Upholstery Fabrics	6,145	6,277	(2.1)%	20.6%	19.9%
Gross Profit	$16,901	15,733	7.4%	22.4%	20.4%

Selling, General and Administrative Expenses by Segment				Percent of Sales

Mattress Fabrics	$3,296	2,989	10.3%	7.2%	6.6%
Upholstery Fabrics	3,652	3,813	(4.2)%	12.2%	12.1%
Unallocated Corporate expenses	2,654	2,631	0.9%	3.5%	3.4%
Selling, General and Administrative Expenses	$9,602	9,433	1.8%	12.7%	12.3%

Operating Income (loss) by Segment				Operating Income (Loss) Margin

Mattress Fabrics	$7,460	6,467	15.4%	16.4%	14.2%
Upholstery Fabrics	2,493	2,464	1.2%	8.4%	7.8%
Unallocated corporate expenses	(2,654)	(2,631)	0.9%	(3.5)%	(3.4)%
Operating income	$7,299	6,300	15.9%	9.7%	8.2%

Depreciation by Segment

Mattress Fabrics	$1,545	1,424	8.5%
Upholstery Fabrics	206	205	0.5%
Depreciation	$1,751	1,629	7.5%

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE SIX MONTHS ENDED OCTOBER 30, 2016 AND NOVEMBER 1, 2015
(Unaudited)

(Amounts in thousands)

	SIX MONTHS ENDED

	Amounts			Percent of Total Sales
	October 30,	November 1,	% Over	October 30,	November 1,
Net Sales by Segment	2016	2015	(Under)	2016	2015

Mattress Fabrics	$96,057	93,245	3.0%	61.6%	59.3%
Upholstery Fabrics	59,969	63,896	(6.1)%	38.4%	40.7%

Net Sales	$156,026	157,141	(0.7)%	100.0%	100.0%

Gross Profit by Segment				Gross Profit Margin

Mattress Fabrics	$22,657	19,381	16.9%	23.6%	20.8%
Upholstery Fabrics	12,664	12,554	0.9%	21.1%	19.6%
Gross Profit	$35,321	31,935	10.6%	22.6%	20.3%

Selling, General and Administrative Expenses by Segment				Percent of Sales

Mattress Fabrics	$6,795	5,912	14.9%	7.1%	6.3%
Upholstery Fabrics	7,185	7,409	(3.0)%	12.0%	11.6%
Unallocated Corporate expenses	5,368	4,854	10.6%	3.4%	3.1%
Selling, General, and Administrative Expenses	$19,348	18,175	6.5%	12.4%	11.6%

Operating Income (loss) by Segment				Operating Income (Loss) Margin

Mattress Fabrics	$15,862	13,468	17.8%	16.5%	14.4%
Upholstery Fabrics	5,479	5,146	6.5%	9.1%	8.1%
Unallocated corporate expenses	(5,368)	(4,854)	10.6%	(3.4)%	(3.1)%
Operating income	$15,973	13,760	16.1%	10.2%	8.8%

Return on Capital (1)

Mattress Fabrics	41.8%	37.9%
Upholstery Fabrics	62.7%	61.7%
Unallocated Corporate	N/A	N/A
Consolidated	34.3%	31.5%

Capital Employed (2)

Mattress Fabrics	76,201	71,502	6.6%
Upholstery Fabrics	18,181	17,058	6.6%
Unallocated Corporate	(281)	(263)	N/A
Consolidated	94,101	88,297	6.6%

Depreciation by Segment

Mattress Fabrics	$3,101	2,783	11.4%
Upholstery Fabrics	410	401	2.2%
Depreciation	$3,511	3,184	10.3%

Notes:

(1) See pages 8 and 9 of this financial information release for calculations.

(2) The capital employed balances are as of October 30, 2016 and November 1, 2015.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA
FOR THE TWELVE MONTHS ENDED OCTOBER 30, 2016 AND NOVEMBER 1, 2015
(UNAUDITED)
(AMOUNTS IN THOUSANDS)

	Quarter Ended
					Trailing 12
					Months
	1/31/2016	5/1/2016	7/31/2016	10/30/2016	10/30/2016

Net income	$4,862	$3,601	$5,313	$4,475	$18,251
Income taxes	2,317	3,566	3,233	2,684	11,800
Interest income, net	(38)	(26)	(25)	(15)	(104)
Depreciation and amortization expense	1,741	1,830	1,813	1,778	7,162
Stock based compensation	625	778	761	896	3,060
Adjusted EBITDA	$9,507	$9,749	$11,095	$9,818	$40,169

	Quarter Ended
					Trailing 12
					Months
	2/1/2015	5/3/2015	8/2/2015	11/1/2015	11/1/2015

Net income	$3,812	$4,913	$4,701	$3,771	$17,197
Income taxes	2,110	1,772	2,707	2,373	8,962
Interest income, net	(202)	(128)	(42)	(69)	(441)
Depreciation and amortization expense	1,478	1,576	1,602	1,668	6,324
Stock based compensation	191	304	265	1,074	1,834
Adjusted EBITDA	$7,389	$8,437	$9,233	$8,817	$33,876

% Over (Under)	28.7%	15.6%	20.2%	11.4%	18.6%

	CULP, INC. FINANCIAL INFORMATION RELEASE
	RETURN ON CAPITAL EMPLOYED BY SEGMENT
	FOR THE SIX MONTHS ENDED OCTOBER 30, 2016
	(Amounts in Thousands)
	(Unaudited)

	Operating Income
	Six Months	Average	Return on
	Ended	Capital	Avg. Capital
	October 30, 2016 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$15,862	$75,828	41.8%
Upholstery Fabrics	5,479	17,476	62.7%
(less: Unallocated Corporate)	(5,368)	(285)	N/A
Total	$15,973	$93,019	34.3%

Average Capital Employed	As of the three Months Ended October 30, 2016				As of the three Months Ended July 31, 2016				As of the three Months Ended May 1, 2016
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	94,700	29,361	55,066	179,127	92,959	33,550	56,851	183,360	94,878	29,463	50,801	175,142
Total liabilities	(18,499)	(11,180)	(13,499)	(43,178)	(16,313)	(16,329)	(19,283)	(51,925)	(20,241)	(12,438)	(13,651)	(46,330)

Subtotal	$76,201	$18,181	$41,567	$135,949	$76,646	$17,221	$37,568	$131,435	$74,637	$17,025	$37,150	$128,812
Less:
Cash and cash equivalents	-	-	(13,910)	(13,910)	-	-	(45,549)	(45,549)	-	-	(37,787)	(37,787)
Short-term investments	-	-	(2,430)	(2,430)	-	-	(2,434)	(2,434)	-	-	(4,359)	(4,359)
Long-term investments - Held-To-Maturity	-	-	(31,050)	(31,050)	-	-	-	-	-	-	-	-
Long-term investments - Rabbi Trust			(4,994)	(4,994)	-	-	(4,611)	(4,611)	-	-	(4,025)	(4,025)
Income taxes receivable	-	-	-	-	-	-	-	-	-	-	(155)	(155)
Deferred income taxes - non-current	-	-	(581)	(581)	-	-	(1,942)	(1,942)	-	-	(2,319)	(2,319)
Income taxes payable - current	-	-	513	513	-	-	358	358	-	-	180	180
Income taxes payable - long-term	-	-	3,734	3,734	-	-	3,779	3,779	-	-	3,841	3,841
Deferred income taxes - non-current	-	-	1,699	1,699	-	-	1,532	1,532	-	-	1,483	1,483
Line of credit	-	-	-	-	-	-	7,000	7,000	-	-	-	-
Deferred compensation	-	-	5,171	5,171	-	-	5,031	5,031	-	-	4,686	4,686
Total Capital Employed	$76,201	$18,181	$(281)	$94,101	$76,646	$17,221	$732	$94,599	$74,637	$17,025	$(1,305)	$90,357

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$75,828	$17,476	$(285)	$93,019

Notes:

(1) See reconciliation per page 6 of this financial information release.

(2) Return on average capital employed represents operating income for the six month period ending October 30, 2016 times two quarters to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term investments - Held-To-Maturity, long-term investments - Rabbi Trust, noncurrent deferred tax assets and liabilities, income taxes receivable and payable, line of credit, and deferred compensation.

(3) Average capital employed was computed using the three periods ending October 30, 2016, July 31, 2016 and May 1, 2016.

	CULP, INC. FINANCIAL INFORMATION RELEASE
	RETURN ON CAPITAL EMPLOYED BY SEGMENT
	FOR THE SIX MONTHS ENDED NOVEMBER 1, 2015
	(Amounts in Thousands)
	(Unaudited)

	Operating Income
	Six Months	Average	Return on
	Ended	Capital	Avg. Capital
	November 1, 2015 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$13,468	$71,108	37.9%
Upholstery Fabrics	5,146	16,677	61.7%
(less: Unallocated Corporate)	(4,854)	(413)	N/A
Total	$13,760	$87,372	31.5%

Average Capital Employed	As of the three Months Ended November 1, 2015				As of the three Months Ended August 2, 2015				As of the three Months Ended May 3, 2015
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	90,730	32,187	46,030	168,947	91,614	33,795	41,471	166,880	89,066	32,838	49,396	171,300
Total liabilities	(19,228)	(15,129)	(11,615)	(45,972)	(20,265)	(14,849)	(13,041)	(48,155)	(18,594)	(18,812)	(14,467)	(51,873)

Subtotal	$71,502	$17,058	$34,415	$122,975	$71,349	$18,946	$28,430	$118,725	$70,472	$14,026	$34,929	$119,427
Less:
Cash and cash equivalents	-	-	(31,176)	(31,176)	-	-	(25,933)	(25,933)	-	-	(29,725)	(29,725)
Short-term investments	-	-	(6,320)	(6,320)	-	-	(6,336)	(6,336)	-	-	(10,004)	(10,004)
Long-term investments- Rabbi Trust	-	-	(3,279)	(3,279)	-	-	(2,893)	(2,893)	-	-	(2,415)	(2,415)
Income taxes receivable	-	-	(75)	(75)	-	-	(142)	(142)	-	-	(229)	(229)
Deferred income taxes - non-current	-	-	(3,415)	(3,415)	-	-	(4,406)	(4,406)	-	-	(5,169)	(5,169)
Current maturities of long-term debt	-	-	-	-	-	-	2,200	2,200	-	-	2,200	2,200
Income taxes payable - current	-	-	305	305	-	-	392	392	-	-	325	325
Income taxes payable - long-term	-	-	3,655	3,655	-	-	3,634	3,634	-	-	3,792	3,792
Deferred income taxes - non-current	-	-	1,206	1,206	-	-	1,072	1,072	-	-	982	982
Deferred compensation	-	-	4,421	4,421	-	-	4,280	4,280	-	-	4,041	4,041
Total Capital Employed	$71,502	$17,058	$(263)	$88,297	$71,349	$18,946	$298	$90,593	$70,472	$14,026	$(1,273)	$83,225

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$71,108	$16,677	$(413)	$87,372

Notes:

(1) See reconciliation per page 6 of this financial information release.

(2) Return on average capital employed represents operating income for the six month period ending November 1, 2015 times two quarters to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term investments - Rabbi Trust, current maturities of long-term debt, noncurrent deferred tax assets and liabilities, income taxes receivable and payable, and deferred compensation.

(3) Average capital employed was computed using the three periods ending November 1, 2015, August 2, 2015 and May 3, 2015.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED ADJUSTED EFFECTIVE INCOME TAX RATE, NET INCOME AND EARNINGS PER SHARE
FOR THE SIX MONTHS ENDED OCTOBER 30, 2016 AND NOVEMBER 1, 2015
Unaudited
(Amounts in Thousands)

		SIX MONTHS ENDED

		Amounts
		October 30,	November 1,
		2016	2015

Consolidated Effective GAAP Income Tax Rate	(1)	37.7%	37.5%

Non-Cash U.S. Income Tax Expense		(19.6)%	(21.5)%

Non-Cash Foreign Income Tax Expense		(0.3)%	(0.3)%

Consolidated Adjusted Effective Income Tax Rate	(2)	17.8%	15.7%

	THREE MONTHS ENDED
	As reported		October 30, 2016	As reported		November 1, 2015
	October 30,		Proforma Net	November 1,		Proforma Net
	2016	Adjustments	of Adjustments	2015	Adjustments	of Adjustments

Income before income taxes	$7,159	$-	$7,159	$6,144		$6,144

Income taxes (3)	2,684	$(1,410)	1,274	2,373	$(1,408)	965
Net income	$4,475	$1,410	$5,885	$3,771	$1,408	$5,179

Net income per share-basic	$0.36	$0.11	$0.48	$0.31	$0.11	$0.42
Net income per share-diluted	$0.36	$0.11	$0.47	$0.30	$0.11	$0.41
Average shares outstanding-basic	12,308	12,308	12,308	12,343	12,343	12,343
Average shares outstanding-diluted	12,507	12,507	12,507	12,484	12,484	12,484

	SIX MONTHS ENDED
	As reported		October 30, 2016	As reported		November 1, 2015
	October 30,		Proforma Net	November 1,		Proforma Net
	2016	Adjustments	of Adjustments	2015	Adjustments	of Adjustments

Income before income taxes	$15,706	$-	$15,706	$13,552	$-	$13,552

Income taxes (3)	5,917	$(3,121)	2,796	5,081	$(2,953)	2,128
Net income	$9,789	$3,121	$12,910	$8,471	$2,953	$11,424

Net income per share-basic	$0.80	$0.25	$1.05	$0.69	$0.24	$0.93
Net income per share-diluted	$0.78	$0.25	$1.03	$0.68	$0.24	$0.92
Average shares outstanding-basic	12,297	12,297	12,297	12,310	12,310	12,310
Average shares outstanding-diluted	12,495	12,495	12,495	12,481	12,481	12,481

(1) Calculated by dividing consolidated income tax expense by consolidated income before income taxes.

(2) Represents estimated cash income tax expense for our subsidiaries located in Canada and China divided by consolidated income before income taxes.

(3) Proforma income taxes calculated using the Consolidated Adjusted Effective Income Tax Rate as reflected above.